UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York		14650
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 1, 2013, Eastman Kodak Company (the “Company”) announced that it has reached an agreement with the members of the Steering Committee of the Second Lien Noteholders to amend the terms of the commitment letter for the previously-announced interim junior debtor-in-possession financing (the “Junior DIP Facility”) and exit financing.

In connection with the negotiation and execution of the amended and restated commitment letter and the filing of this report on Form 8-K, the amended and restated commitment letter has been made available to certain parties and is therefore being furnished as Exhibit 99.1.

Item 8.01 Other Events

On March 1, 2013, the Company issued a press release announcing that it has reached an agreement with the members of the Steering Committee of the Second Lien Noteholders to amend the Junior DIP Facility and exit financing. A copy of the press release is attached as Exhibit 99.2, and is incorporated into this Item 8.01 by reference.

The amended and restated commitment letter, revised form of the Junior DIP Facility agreement and form of exit financing agreement will be filed with the U.S. Bankruptcy Court for the Southern District of New York.

In connection with the negotiation and execution of the amendment and restatement of the commitment letter, the Company has extended the Expiration Time and Record Date of its offer to holders of its pre-petition second-lien notes to subscribe for new money loans and exchange second lien notes held by them for junior loans under the Junior DIP Facility (the “Offer”) to 5:00 p.m., New York City time, on March 14, 2013. Additional information on these dates and the revised dates for the Funding Notification Date, Funding Date and Closing Date will be provided in Supplement No. 2 to the Information Memorandum for the Offer (“Supplement No. 2”) which will be distributed to holders of the Company’s second lien notes as of the mailing record date. The terms Expiration Time, Record Date, Funding Notification Date, Funding Date and Closing Date have the meanings given in the Information Memorandum, dated January 24, 2013, as supplemented on February 7, 2013 and March 1, 2013. Additionally, to participate in the Offer a holder is required to submit a new letter of transmittal in accordance with procedures set forth in Supplement No. 2 and in the form accompanying Supplement No. 2.

Given the changes effected by the amended and restated commitment letter, any letter of transmittal submitted prior to March 1, 2013 will no longer be effective to participate in the Offer. To be eligible to participate in the Offer, a holder must validly submit a new letter of transmittal in the form accompanying Supplement No. 2 and no other form of letter of transmittal will be accepted by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Amended and Restated Debtor-in-Possession Facility Commitment Letter

99.2	Press release issued by Eastman Kodak Company on March 1, 2013

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibits attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession Credit Agreement; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the outcome of our intellectual property patent litigation matters; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession Credit Agreement and to fund continued investments, capital needs, restructuring payments and service its debt; our ability to fairly resolve legacy liabilities; the resolution of claims against the Company; our ability to retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; the Company’s ability to satisfy any of the conditions to the closing of the Junior DIP Facility; the risk that the offer to subscribe for loans under the Junior DIP Facility and exchange second lien notes for loans under the Junior DIP Facility, while extended, may be terminated by the Company and not consummated; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Rebecca A. Roof
Rebecca A. Roof
Interim Chief Financial Officer

Date: March 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Debtor-in-Possession Facility Commitment Letter

99.2	Press release issued by Eastman Kodak Company on March 1, 2013